UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2012

POWIN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54015	87-0455378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20550 SW 115th Ave. Tualatin, OR 97062
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (503) 598-6659

6975 SW Sandburg Rd. Suite 326, Tigard, OR 97223
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3-	Securities and Trading Markets

Item 3.03	Material Modification to Rights of Security Holders

Effective February 28, 2012, the Company approved an additional extension to the original Warrants Series “A” that were originally issued on July 8, 2008. The Term of the Waarants was extended for one year to March 31, 2013, following the expiration of the current extended Term ending March 31, 2012.

Section 5-	Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company has accepted the resignation of Ronald Horne as Chief Financial Officer and as a director of the Company and its subsidiaries, effective March 2, 2012. The Company will immediately begin a search for a new Chief Financial Officer.

Section 9-	Financial Statements and Exhibits

Item 9.01	Exhibits

Exhibit No.	Description

4.1	Form Warrant Series “A”
4.2	Extension of Warrant Series “A”

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWIN CORPORATION

Dated: March 5, 2012	By:	/s/ Joseph Lu
Chief Executive Officer